UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): August 20, 2025

Expion360 Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41347	81-2701049
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2025 SW Deerhound Avenue
Redmond, OR 97756
(Address of principal executive offices and zip code)

(541) 797-6714

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XPON	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 1.01.	Entry into a Material Definitive Agreement.

Warrant Inducement

As previously announced, on August 14, 2025, Expion360 Inc. (the “Company”) entered into inducement offer letter agreements (the “Inducement Letters”) with (i) the holders of a substantial majority of the Company’s outstanding Series A warrants to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), issued on August 8, 2024 (the “Series A Warrants”), and (ii) all of the holders of the Company’s outstanding warrants to purchase shares of Common Stock issued on January 3, 2025 (the “January Warrants” and together with the Series A Warrants, the “Warrants”). Pursuant to the Inducement Letters, the Company reduced the exercise price of the Series A Warrants held by such holders from $5.206 per share to $1.31 per share, and reduced the exercise price of the January Warrants held by such holders from $2.36 per share to $1.31 per share, in each case in exchange for the prompt exercise by such holders of the applicable Warrants for cash (the “Warrant Inducement”).

Warrant Exercise Price Reduction

On August 22, 2025, consistent with the terms of the Warrants, the Board of Directors of the Company took action to permanently reduce (i) the exercise price of the Series A Warrants from $5.206 per share to $1.31 per share, and (ii) the exercise price of the January Warrants from $2.36 per share to $1.31 per share (the “Exercise Price Reduction”, and together with the Warrant Inducement, the “Warrant Adjustments”).

Impact of Warrant Adjustments

The Warrant Adjustments have had the following estimated financial and capitalization impacts on the Company through the date of this Current Report on Form 8-K (this “Current Report”):

•	An aggregate of 4,279,749 Series A Warrants and 599,193 January Warrants were exercised, resulting in the issuance of an aggregate of 4,878,942 shares of Common Stock.

•	The Company generated net cash proceeds, following the payment of fees and expenses, of approximately $5.65 million.

•	The “Reverse Stock Split Cash True-up Payment” provided for in Section 3.8 of the Series A Warrants, which was previously reflected as a “suspended liability” on the balance sheet, is no longer payable.

•	An aggregate of 1,006,943 Series A Warrants remain outstanding with an exercise price of $1.31, which can be exercised until September 30, 2029.

•	An aggregate of 449,193 January Warrants remain outstanding with an exercise price of $1.31, which can be exercised until January 3, 2030.

The following table reflects the primary estimated financial and capitalization impacts of the Warrant Adjustments on a pro forma basis:

Description	As of June 30, 2025 (Actual)(1)	As of June 30, 2025 (Pro Forma)(1)
Current assets - Cash and cash equivalents	$684,920	$6,337,193
Total assets	$8,605,089	$14,257,362
Current liabilities - Suspended liability	$4,485,948	$0
Total liabilities	$6,537,866	$2,051,918
Total stockholders’ equity	$2,067,223	$12,205,444
Outstanding shares of Common Stock	3,374,468	8,253,410

(1)	The unaudited pro forma balance sheet information presented in the table above (the “Proforma Information”) is based on the Company’s unaudited balance sheet set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 filed with the Securities and Exchange Commission on August 13, 2025 (the “Q2 Quarterly Report”), adjusted to reflect the impact of the Warrant Adjustments as if the transactions had occurred on June 30, 2025. The Proforma Information (i) reflects the Company’s current estimates of the impacts of the Warrant Adjustments as of the date of this Current Report, (ii) has not been reviewed by the Company’s independent registered public accounting firm, (iii) is being provided for informational purposes only, and (iv) should be read in conjunction with the more detailed unaudited financial statements and related notes included in the Q2 Quarterly Report.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 20, 2025, the Company received a notification letter (the “Notice”) from the Nasdaq Listing Qualifications department of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that the stockholders’ equity balance reported in the Q2 Quarterly Report was below the $2.5 million required minimum for continued listing on the Nasdaq Capital Market as set forth in Nasdaq Listing Rule 5550(b)(1) (the “Equity Rule”). The Notice also provided that the Company has 45 calendar days to submit a plan to regain compliance. However, the Company believes that, as a result of the positive impact of the Warrant Adjustments on its stockholders’ equity balance (as reflected in the table above), it has already regained compliance with the Equity Rule and is not required to take any further action at this time (including submitting a plan to regain compliance). The Company has submitted documentation to Nasdaq demonstrating its compliance with the Equity Rule and is awaiting confirmation from Nasdaq regarding its compliance status. The Common Stock continues to be listed and traded on the Nasdaq Capital Market.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this Current Report, including statements about the Company’s beliefs and expectations, are “forward-looking statements” and should be evaluated as such. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “suggest,” “will,” and similar expressions. Forward-looking statements in this Current Report include, without limitation, statements regarding the impact of the Warrant Adjustments on the Company’s financial statements and capitalization, and the Company’s ability to regain and maintain compliance with Nasdaq’s continued listing standards. The Company has based these forward-looking statements on its current expectations and projections about future events. Forward-looking statements are subject to and involve risks, uncertainties, and assumptions that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by such forward-looking statements, including, without limitation, risks, uncertainties and assumptions related to the trading price of the Common Stock, as well as the risks disclosed under Item 1A, “Risk Factors,” in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q. This Current Report speaks as of the date indicated above. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. The Company expressly disclaims any obligation to update or revise any forward-looking statements found herein to reflect any future changes in the Company’s expectations of results or any future change in events, except as required by law.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPION360 INC.

Date: August 26, 2025	By:	/s/ Brian Schaffner
	Name:	Brian Schaffner
	Title:	Chief Executive Officer